UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 11, 2017

HOST HOTELS & RESORTS, INC.

HOST HOTELS & RESORTS, L.P.

(Exact name of registrant as specified in its charter)

Maryland (Host Hotels & Resorts, Inc.) Delaware (Host Hotels & Resorts, L.P.)	001-14625 0-25087	53-0085950 52-2095412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6903 Rockledge Drive, Suite 1500

Bethesda, Maryland 20817

(Address of principal executive offices) (Zip Code)

(240) 744-1000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2017 Compensation for Named Executive Officers

On January 11, 2017, the Compensation Policy Committee (the “Committee”) of the Board of Directors of Host Hotels & Resorts, Inc. (the “Company”), which is the general partner of Host Hotels & Resorts, L.P., adopted compensatory arrangements in which senior management of the Company, including the named executive officers, will participate. The arrangements will be effective for the Company’s 2017 fiscal year. The key elements of these compensatory arrangements are base salary, annual incentive awards and long-term equity-based awards, as further described below.

The following table sets forth the base salary amount, target annual incentive award, target long-term incentive award and total target compensation approved by the Committee for each named executive officer for 2017.

Name	2017 Base Salary	2017 Target Annual Incentive Award	2017 Target Long-Term Incentive Award	2017 Total Target Compensation
James F. Risoleo (1)	$850,000	$1,062,500	$3,387,500	$5,300,000
Gregory J. Larson	$590,000	$590,000	$1,900,000	$3,080,000
Minaz B. Abji (2)	$455,334	$182,134	N/A	$637,468
Elizabeth A. Abdoo	$550,000	$550,000	$1,225,000	$2,325,000

(1)	Mr. Risoleo’s total target annual compensation was approved by the Board of Directors in December 2016 in connection with his appointment as President and Chief Executive Officer of the Company.
(2)	As discussed below, Mr. Abji has announced his retirement from the Company. Amounts shown reflect his prorated salary for the period of time that he will continue to work for the Company in 2017, and a prorated target annual incentive opportunity for the 4-month period he continues to serve as Executive Vice President, Asset Management.

Base Salaries

On January 11, 2017, the Committee approved increases in the base salaries for 2017 for certain members of its senior management, including each of the Company’s named executive officers other than Mr. Risoleo. Mr. Risoleo’s 2017 base salary was approved by the Board of Directors in December 2016 in connection with his appointment as President and Chief Executive Officer of the Company.

Annual Incentive Awards

As in previous years, the named executive officers of the Company will be eligible for an annual incentive award, which is an opportunity to receive cash bonuses based on the satisfaction of Company financial goals and personal performance goals. For the named executive officers, 80% of the eligible cash bonus under the annual incentive award program is based on the financial performance of the Company (adjusted funds from operations per share and return on invested capital performance goals) and 20% is based on satisfaction of individual performance goals.

Long-Term Incentives

The long-term incentive awards are equity-based awards in the form of restricted stock units. Each award will be made as to 33% of the restricted stock units in the form of an annual time-based award that would vest ratably over three years, and as to 67% of the restricted stock units in the form of performance-based awards based 34% on strategic objectives and 33% based on relative TSR performance.

Retirement of Minaz Abji

On January 13, 2017, the Company announced that Minaz Abji will retire from his position as Executive Vice President, Asset Management, effective April 30, 2017. Mr. Abji will continue to work with the Company through October 31, 2017. In recognition of his service to the Company, the Committee determined that Mr. Abji will be entitled to receive an annual cash bonus for performance year 2017, prorated thru April 30, 2017, under the Company’s annual incentive bonus plan. The annual incentive bonus would be payable when and if bonuses for 2017 are earned based on the satisfaction of Company financial goals and personal performance goals.

Stock Ownership Guidelines

The Committee revised the Company’s equity ownership and retention policy, which ensures that senior executives have a meaningful economic stake in the Company, while allowing for appropriate portfolio diversification. As applied to executive management, the equity ownership guidelines provide that they should own and retain stock equal to the following respective multiple of their annual salary rate:

CEO—six times annual salary rate;

Executive Vice Presidents—three times annual salary rate;

Managing Directors—three times annual salary rate; and

Senior Vice Presidents (Department Heads)—two times annual salary rate.

Each member of senior management is expected to retain direct ownership of shares equal in number to 75% of earned shares, net of shares used to pay tax withholding requirements attributable to such award, until the equity ownership guidelines are met. Only certain types of equity are used in determining whether the guidelines are met, including stock owned directly by an employee or as a result of vesting in restricted stock. Unvested time-based restricted stock units (but not performance-based restricted stock units) are counted toward satisfying the equity ownership guidelines.

Item 7.01	Regulation FD Disclosure.

A copy of the Company’s January 13, 2017 press release announcing the retirement of Mr. Abji is attached hereto as Exhibit 99.1.

On January 18, 2017, the Company issued a press release announcing the promotion of Nathan S. Tyrrell to Executive Vice President, Investments and the promotion of Bret D.S. McLeod to Senior Vice President, Corporate Strategy and Investor Relations, and announcing the formation of an enterprise analytics department led by Sourav Ghosh, Senior Vice President. The press release is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated January 13, 2017

99.2	Press Release, dated January 18, 2017

Certain statements in this Current Report on Form 8-K are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words indicating future events, performance, results and actions, such as “will” and “expect,” and variations of such words, and similar expressions identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. The forward-looking statements in this Current Report on Form 8-K include statements regarding management succession and employment matters. Forward-looking statements are not guarantees of future actions, events, results or performance, which may vary materially from those expressed or implied in such statements. Differences may result from, among other things, actions taken by the Company or its management, including those beyond the Company’s control. Such risks and uncertainties include, but are not limited to, timing and integration of management changes; changes in strategic and financial objectives; changes in national and local economic and business conditions and other factors such as natural disasters, pandemics and weather that will affect occupancy rates at our hotels and the demand for hotel products and services; the impact of geopolitical developments outside the U.S. on lodging demand; volatility in global financial and credit markets; operating risks associated with the hotel business; risks and limitations in our operating flexibility associated with the level of our indebtedness and our ability to meet covenants in our debt agreements; risks associated with our relationships with property managers and joint venture partners; our ability to maintain our properties in a first-class manner, including meeting capital expenditure requirements; the effects of hotel renovations on our hotel occupancy and financial results; our ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; risks associated with our ability to complete acquisitions and dispositions and develop new properties and the risks that acquisitions and new developments may not perform in accordance with our expectations; our ability to continue to satisfy complex rules in order for us to remain a REIT for federal income tax purposes; risks associated with our ability to effectuate our dividend policy, including factors such as operating results and the economic outlook influencing our board’s decision whether to pay further dividends at levels previously disclosed or to use available cash to make special dividends. For more information on factors that may affect future performance, events, results or actions, please review “Risk Factors” described in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the SEC, as well as other public filings with the SEC. These forward-looking statements reflect the Company’s expectations as of the date hereof. The Company undertakes no obligation to update the information provided herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST HOTELS & RESORTS, INC.

Date: January 18, 2017	By:	/s/ BRIAN G. MACNAMARA
	Name:	Brian G. Macnamara
	Title:	Senior Vice President, Corporate Controller

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST HOTELS & RESORTS, L.P.

	By:	HOST HOTELS & RESORTS, INC., its general partner

Date: January 18, 2017	By:	/s/ BRIAN G. MACNAMARA
	Name:	Brian G. Macnamara
	Title:	Senior Vice President, Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated January 13, 2017

99.2	Press Release, dated January 18, 2017